EXHIBIT 10.2

Prudential Investment Management, Inc. and

the holders of Notes signatory hereto

c/o Prudential Capital Group

2029 Century Park East, Suite 715

Los Angeles, CA 90067

August 4, 2015

LTC Properties, Inc.

2829 Townsgate Road, Suite 350

Westlake Village, California 91361

Re:First Amendment to Third Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Third Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between LTC Properties, Inc., a Maryland corporation (the “Company”), on the one hand, and the Purchasers named therein, on the other hand.  Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

1. Amendments.  Pursuant to the provisions of Section 17 of the Agreement, and subject to the terms and conditions of this letter agreement, the Purchasers hereby agree with the Company that the Agreement is modified, as follows:

1.1 The reference to “the 2012 Note Agreement” set forth in Section 10.1 is deleted and replaced with “any Other Note Agreement.”
1.2 The reference to “the 2012 Noteholders” set forth in Section 10.8 is deleted and replaced with “the Other Noteholders.”
1.3 The definition of “2012 Noteholders” set forth in Schedule B is deleted in its entirety.
1.4 A new definition of “Other Note Agreement” is inserted in Schedule B in its proper alphabetical order, as follows:

“Other Note Agreement” means any of (i) the 2012 Note Agreement, and (ii) any other agreement or instrument executed and delivered by the Company in connection with a financing, which constitutes unsecured Indebtedness for Borrowed Money of the Company and ranks pari passu with the obligations evidenced by the Notes, as such agreement or instrument may be amended, restated, supplemented, replaced or otherwise modified from time to time.

1.5 A new definition of “Other Noteholders” is inserted in Schedule B in its proper alphabetical order, as follows:

“Other Noteholders” means the holders from time to time of the notes issued under any Other Note Agreement.

1.6 The definition of “Unencumbered Assets” set forth in Schedule B is amended:   (i) to delete the reference to “the 2012 Noteholders” in clause (d) thereof and replace such reference with “the Other Noteholders”; and (ii) to delete each reference to “the 2012 Note Agreement” set forth in clauses (d) and (e) thereof and replace each such reference with “any Other Note Agreement.”

1.7 Notwithstanding anything to the contrary in Section 2B(8)(ii) of the Agreement, no Structuring Fee will be payable by the Company so long as a minimum aggregate principal amount of $100,000,000 of Shelf Notes is purchased and sold by no later than September 4, 2015.

2. Limitation of Modifications.  The amendments effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification.  Except as expressly set forth in this letter, the Agreement and the documents related to the Agreement shall continue in full force and effect.

3. Representations and Warranties.  The Company hereby represents and warrants as follows:  (i) No Default or Event of Default has occurred and is continuing; (ii) the Company’s execution, delivery and performance of the Agreement, as modified by this letter agreement, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iv) each of the representations and warranties set forth in Section 5 of the Agreement is true, correct and complete as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date).

4. Effectiveness.    This letter agreement shall become effective on the date on which (i) the Purchasers shall have received a fully executed counterpart of this letter from the Company, (ii) a corresponding amendment to the Credit Agreement shall have been entered into and shall have become effective concurrently therewith or prior thereto, and the Purchasers shall have received a copy thereof, certified by a Responsible Officer as being a true, correct and complete copy thereof, and (iii) the Company shall have paid Vedder Price P.C. its accrued and unpaid legal fees and expenses, to the extent such fees and expenses have been invoiced.

5. Miscellaneous.

(a) This document may be executed in multiple counterparts, which together shall constitute a single document.

(b) This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

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If you are in agreement with the foregoing, please sign a counterpart of this letter in the space indicated below and deliver it to the Purchasers whereupon, subject to the conditions expressed herein, it shall become a binding agreement between the Company, on the one hand, and the Purchasers, on the other hand.

Sincerely,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Cornelia Cheng
Name: Cornelia Cheng
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA, as a holder of Series A-1 Notes, Series B Notes, Series C Notes and Series D Notes

By:	/s/ Cornelia Cheng
Title: Vice President

PRUCO LIFE INSURANCE COMPANY, as a holder of Series A-2 Notes and Series B Notes

By:	/s/ Cornelia Cheng
Title: Vice President

UNITED OF OMAHA LIFE INSURANCE
COMPANY, as a holder of Series A-2 Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Cornelia Cheng
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY, as a holder of Series B Notes and Series C Notes

By: Prudential Investment Management, Inc., as investment advisor

By:	/s/ Cornelia Cheng
Title: Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY, as a holder of Series C Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Cornelia Cheng
Title: Vice President

AMERICAN INCOME LIFE INSURANCE COMPANY, as a holder of Series D Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Cornelia Cheng
Title: Vice President

LIBERTY NATIONAL LIFE INSURANCE
COMPANY, as a holder of Series D Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Cornelia Cheng
Title: Vice President

FAMILY HERITAGE LIFE INSURANCE
COMPANY OF AMERICA, as a holder of Series D Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc., (as its General Partner)

By:	/s/ Cornelia Cheng
Title: Vice President

Accepted and agreed to
as of the date first
appearing above:

THE COMPANY:
LTC PROPERTIES, INC.

	By:	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	Chief Executive Officer and President

	By:	/s/ Pam Kessler
	Name:	Pamela J. Shelley-Kessler
	Title:	Executive Vice President, Chief Financial Officer and Secretary